UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2018

PHH CORPORATION

(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At a Special Meeting of Stockholders of PHH Corporation (“PHH” or the “Company”) held on Monday, June 11, 2018, at 10:00 a.m., local time (the “Special Meeting”), stockholders holding 23,330,199 shares of the Company’s common stock, par value $0.01 per share, were present, in person or by proxy, representing approximately 72% of the 32,557,494 shares of the Company’s common stock that were issued and outstanding as of April 3, 2018, the record date for the Special Meeting.

At the Special Meeting, the Company’s stockholders (i) approved the merger of POMS Corp, a wholly-owned subsidiary of Ocwen Financial Corporation (“Ocwen”), with and into the Company with the Company surviving the merger and becoming a wholly-owned subsidiary of Ocwen in an all cash transaction valued at approximately $360 million, or $11.00 per share on a fully-diluted basis (the “Merger”) on the terms and conditions of that certain Agreement and Plan of Merger, dated February 27, 2018 (the “Merger Agreement”) by and among Ocwen, POMS Corp and the Company (the “Merger Proposal”), (ii) approved, on an advisory (non-binding) basis, the compensation of the named executive officers of the Company based on or that otherwise relates to the Merger and the Merger Agreement, as disclosed pursuant to Item 402(t) of Regulation S-K (the “Merger-Related Compensation Proposal”) and (iii) approved any adjournment or postponement of the Special Meeting to another date, time or place if necessary or appropriate, for the purpose of soliciting additional proxies for the proposals to be acted upon at the Special Meeting (the “Adjournment Proposal”). The proposals are described in further detail in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on Schedule 14A on April 27, 2018.

Votes cast at the Special Meeting were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Merger Proposal	23,008,204	44,646	277,349	N/A
Merger-Related Compensation Proposal	21,643,806	1,371,290	315,103	N/A
Adjournment Proposal	21,350,701	1,193,798	785,700	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2018

PHH CORPORATION

	By:	/s/Michael R. Bogansky
	Name:	Michael R. Bogansky
	Title:	Senior Vice President and Chief Financial Officer